www.gmxresources.com www.gmxresources.com The date of these presentation materials is March 20, 2006 GMXR NASDAQ National Market System Exhibit 99.1

GMXR

GMXR
Certain Reserve Information
Forward Looking Statements
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements.  They include statements regarding the company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company’s properties and potential reserve and production levels.  These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the company. Reference is made to the company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks.  For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors.  It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs.  Accordingly, there is no assurance that the drilling schedule will occur as projected.  GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s guidelines may prohibit us from including in filings with the SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company.  By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

GILMER, 63
HARRISON
BOSSIER
CADDO
WILLOW SPRINGS, 38
SLIGO, 22
BELLEVUE, 21
GREGG
EAST TEXAS
OAK HILL, 58
CARTHAGE, 36
DESOTO

GMXR

Expanding Gas Resource Play
Cotton Valley Sands, Travis Peak Sands & Pettit Limes; North
Carthage Field, East Texas Panola & Harrison County; “Tight Gas Sands” Sabine Uplift
GMX RESOURCES INC. ‘GMXR’
NASDAQ National Market System
Rapidly Growing Independent E&P Company
Only Core Area: 99% of NAV
93% Natural Gas
Stacked Multiple Reservoirs
619 gross / 374 net CVS Locations
(1)
(1)
YE05 undrilled locations down to 40 acre density
(2)
Estimated using Company owned rigs
(3)
Company’s actual costs – see definition in Glossary of Terms
67 CVS Wells – 10% Drilled!
7 Yrs of Development, 6 Rigs
All in F&D Costs $1.45
(2)
- $1.61 / mcfe
(3)
CVS
Glen
Rose
Pettit Travis
Peak
Map by Geomap Company, reprinted with permission

GMXR

Long Life, Low Risk, Low Decline for Decades
100% Development Success
67 GMXR
/ PVA wells
50 Year Lives
Reserve Increases – Cost Decreases
1.245 BCFE CVS EUR 4
th
Consecutive Year Increase
CWC $1.5 – $2.0 mm
Production Growth Potential
100% Increase 1Q06 vs. 1Q05
(3)
150% Production Increase YE06 vs. YE05
(3)
Strong Reserve and NAV Growth Potential
162 BCFE 1P05 153% Increase
(1)
704 BCFE 3P05
(2)
Total Reserves
Resource Play Investment Characteristics
(1)
Based on Sproule reserves 12/31/05
(2)
Internal estimates, company estimates of undrilled locations & unproved reserves
(3)
Company Guidance

0
12,867
FEET
GMXR
Cotton Valley
Producers
PVA / GMXR

CVS Producers & Field Production
PVA / GMXR PVA / GMXR
Gladewater /
Glenwood / White
Oak/ Willow
Springs
663 BCFE
Woodlawn
135 BCFE
Waskom
270 BCFE
Oak Hill
1,384 BCFE
Bethany / Elysian
403 BCFE
Carthage / Beckville /
Briggs
3,442 BCFE
Tatum / Blocker
310 BCFE
O
v
e
r
t
o
n
Permitted Wells or
2006 Wells
Texas Counties: Harrison, Panola, Gregg & Rusk
7660 CVS Wells
Prod Cum 6,090 BCFE as of Oct. 2005
GMXR
JV Acreage
GMXR
100% Acreage
CV Well  - CV Depths
8,500’ – 12,000’
Production data from IHS Dwights.

GMXR

Cotton Valley Sands
(1)
Sproule & Associates
Shale/Carbonate/Sand Exc. Gas Shows Testing / Investigating Lower CV 10,200 – 11,200’
Three Main Sand Intervals
Main Field Pay – Target Taylor Sands 9700 – 10,000’
Four 50’+ Bar Sands
Emerging Field Pay Davis Sands  9100 – 9600’
Several 20’ – 40’ Sands Emerging Field Pay BCD Sands   8500 – 9000’
Higher Rates, less H
2
0 & Flatter Declines Main Field Pay Stroud Sands 8200 – 8400’
EUR 1.245 BCFE per well
(1)
YE05 - Company Expects YE06 Increases

GMXR

Cotton Valley Sand Stats
(1)
Estimated using Company owned rigs
(2)
Company’s actual costs – see definition in Glossary of  Terms
(3)
2002 – 2006 historical costs; costs could go up in 2006
Spud to TD 12 - 20 Days
Spud to Spud 20 - 25 Days
Spud to Sales 30 - 35 Days
All in F&D Costs
$1.45
(1)
- $1.61
(2)
Completed Well Cost
$1.5 mm - $2.0 mm
(3)
  2 completions, 1-2 Fracture Treatments, Commingled
Fracture Stimulation
2 - 3 Stages
6,000-11,000 bw less gel; 250,000 - 450,000 # tempered 40/70 & 20/40 sand;
55-70 bpm; lmtd entry perforation style
Economic Life 45 years
Basis Differential $.50 @ $5 per mmbtu; $.65 @ $6 per mmbtu; $1.20 @ $10 mmbtu
MMBTU 1.098

GMXR

Continue Growing Proved Reserves
YE04            64 BCFE
(3)
21% Increase
YE05          162 BCFE
(3)
153% Increase
YE06          245-320 BCFE
(4)
50% – 100% Increase
Building Shareholder Value
(1)
1Q06 are Company estimates.
(2)
Exit Rate
(3)
Sproule Associates, Inc. 12/31/04 & 12/31/05
122%-177% Increase
20-25 mmcfepd vs. YE05 9mmcfepd
YE06
(2)
100% Increase
9,000 mcfepd vs. 1Q05  4,500 mcfepd
1Q06
Drilling Growth:
Drilling Growth:
Accelerate
Accelerate
Increase
Increase
in
in
Natural
Natural
Gas
Gas
Production
Production
(1)
Production Growth + Reserve Growth = Shareholder Value Growth
(4)
Analyst’s Proved Reserve Forecast YE06
First Albany Capital 2/28/06 245 BCFE
Ferris, Baker Watts, Inc. 2/27/06 320 BCFE

GMXR

2006 CVS
Drilling Plan  & Update
GMXR / PVA Joint Venture
*
CVS wells only. Wells < 8100’ omitted
JV 30% Area -
GMXR
30% WI
•
Drill 28 gross / 8.4 net
CVS Wells
•
9,970 gross /3,031 net GMXR
E. Acres
•
212 gross / 65 net YE06
• Currently Drilling 42 & 43
GMXR
100% Area - 100% WI
•
Drill
30 CVS Wells
• •
8,831 gross / net GMXR
E. Acres
•
209 gross/ 209 net YE06
• Currently Drilling 16 & 17
JV 50% Area –
GMXR
50% WI
• •
Drill 17 gross / 8.5 net
Drill 17 gross / 8.5 net
CVS Wells
•
8,052 gross / 4,086 net GMXR
E. Acres
•
198 gross / 100 net YE06
•
6 Producers Drilled to Date
New Permits
or
2006 Well
CVS
Gas Well
GMXR
JV Acreage
GMXR
100% Acreage
*
Company internal estimates.   Schedule dependant upon
rig efficiency.  Number of wells in JV Areas are from
PVOG schedule 11/21/05.

GMXR

Capital Expenditures
(1)
(1)
2006 is Company estimate based on past rig performance, estimated prices and existing contracts.
(2)
CAPEX includes pipelines, compressors, rigs, acreage & completed well costs.
$72 - $93 mm 126 gross/ 71 Net
62-75 gross/ 32-47 Net
2006 (1) 6 Rigs
$39 mm 51 gross/ 24.3 Net
28 gross/ 13.3 Net
2005 1-4 Rigs
GMXR
CAPEX (2)
YE CVS Producers CVS Drilling
New Mexico 2006   2-12 gross/ .3-11 Net;   4 Re-completions
YE06 E. Remaining Undrilled CVS 40 Acre Locations 544
+/-
gross / 327
+/-
Net

GMXR

Rig Status
(1)
Diamond Blue Drilling Co. Wholly owned subsidiary of GMXR.
Rigs Operator Area Contract Term Status
1) Unit #309 GMXR & PVA JV 50% / GMXR 100% Well by Well Active
2) H & P #156 PVA JV 30% & JV 50% 2 yr 6/05 - 6/07 Active
3)
DBD #7
(1)
GMXR  GMXR
100% Area Own Active
4) D & D #11 PVA JV 30% Area Active
5)
DBD #11
(1)
GMXR GMXR
100% Area Own 2Q06
6) Grey Wolf Flex PVA JV 50% Area 3 yr thru 09 4Q06

GMXR

Recent Developments and Plans
100% Area
Offsetting Underwood #1
Drilling to 11,500’ Underwood #2
DBD Rig #11 Nearly Ready
7 New Gas Units to be Drilled
JV 50% Area
Significant Gas Shows in other Zones
2
nd
Stage Completions Excellent Results
Est. EUR 1.5 – 2 BCFE
Encouraging Gas Shows LCV
JV 30%
2
nd
& 3
rd
Completions Very Good Results
Lower Cotton Valley testing Gas
7 New Gas Units to be Drilled
New Mexico Update
Gosden #1 Offsets; Twitty being Completed
Drilling Offset Huskey
Scheduling 14 San Andres Locations 5,500’ 1H06
Map by Geomap Company, reprinted with permission

GMXR

Resource Play Land Activity
20 acre density, 600’ separations, 467’ from lease line ‘Beginning’
40 acre density, 1,200’ separation, 467’ from lease line ‘Common’ Field Rules
75% - 83.3% NRI Net Revenue
$250 - $500 per acre Brokerage
$150 - $450 per acre Bonus
Expansion of Play / Drilling Preparation / Operations
GMXR and PVOG 77 contract laborers in field (37 increase over 2005)
17 New CVS Gas Units to be Formed in 2006
619 gross / 374 net 40 Acre Undrilled 1Q06 Locations
20 Acre Development in Area
by Devon & XTO

GMXR

Balance Sheet Summary
12% 2.9%
LTD to Equity
$32,407 $61,225
Shareholders Equity
$3,762 $1,756
Long-Term Debt
*
$40,991 $81,103
Total Assets
$35,956 $58,927
Oil & Natural Gas Properties
$862 $2,392
Cash and Cash Equivalents
Dec. 31, 2004 Dec. 31, 2005
($ in thousands)
*
Including current portion.

GMXR

CAPEX Funding 2006
YE05 CF $16.8MM No plans for selling stock for funds to drill in 2006.
$72 mm $93 mm
Existing Credit Line $24 mm $24 mm
Feb. 2006 Warrants Exercised $14 mm $14 mm
Probable Increase in Credit Line $8 mm $16 mm
Funding Total from Above $46 mm $54 mm
Balance funded by CF &
additional debt, if necessary
$26 mm $39 mm
$72 mm $93 mm
CAPEX Cases:

GMXR

(1) Sproule Associates, Inc.
(2) 03/15/06 Company internal projections. EUR for 80s & 40s are the same, Company expects 80s to increase & 40s to be less than 80s.
‘GMXR’ NAV STRATEGY
Drill Undeveloped Reserves/Convert Probables to Proved
- Growth 704 BCFE
- Grow Inventory
Possible
(2)
108 BCFE
- Convert to Proved
Probable
(2)
434 BCFE
- Accelerate Drilling
Proved 2005
(1)
162 BCFE
Net
- Better completion methods, second stage
completions, improved performance, field
expansion and deeper zone potential will all
contribute to growth in reserve expectations
for 2006 & 2007
1P
3P

GMXR

‘GMXR’
Internal Projected 3P Reserves
Proved Probable Possible Potential
Reservoirs & Depth
BCFE BCFE BCFE BCFE
Lignite (<1,000') no est.
Glen Rose/Morringsport (4,000') 1
Rosessa (5,500') 23
Sligo Pettit (6,000') 35
Travis Peak (6,300' - 8,200') 89 34
Cotton Valley Sands (8,200' - 9,900') 310 50
       40 Acre Density, higher EUR
CVS 20 Acre Density no est.
Lower Cotton Valley (9,900' - 11,500') no est.
Smackover (>11,500') no est.
12/31/05 YE SEC Reserves - Sproule 162
Total Projected Reserves
162 434 108
Total '3P' Reserves
704

GMXR

$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
SW Energy Delta Petro Expl. Co. Carrizo (2) Ultra Goodrich (2) Brigham Comstock
Energy
KCS Energy GMXR
Note: NASDAQ as of  March 14, 2006.  Growth E&P companies with similar  resource assets. (2) EV calculated on QE 9/30/05, all others based on YE 12/31/05
Average = $4.02
YE05 $2.24
GMXR
Valuation vs. Peer Growth Group
GMXR Has Room To Grow!
162 BCFE

GMXR’s Neighbors
BP
Comstock NEG
Samson
Samson
Samson Samson
Winchester
Comstock
Peoples
EnCana
Hunt
Chevron
Anadarko
Anadarko
Anadarko
Anadarko Anadarko
Devon
Devon
Devon Devon
XTO
Goodrich
Dallas Prd
Dallas Prd
BP
Anadarko
Texas Counties: Harrison, Panola, Gregg & Rusk
7660 CVS Wells
Prod Cum 6,090 BCFE as of Oct. 2005
PVA / PVA /
GMXR GMXR
PVA / GMXR PVA / GMXR
TXOK
XTO
Samson
Devon
Chevron
Chevron
Chevron Chevron
CHK
GMXR
JV Acreage
GMXR
100% Acreage
CV Well  - CV Depths
8,500’ – 12,000’
Production data from IHS Dwights.
Permitted Wells or
2006 Wells

GMXR

LOE & Tax/mcfe
(3)
($0.93 LOE + $0.56 Taxes) $1.49 3% L-T Debt / Total Capitalization:
e 2006 CAPEX: $72 - $93 Million $28 Million Working Capital plus unused credit line:
(5)
2005 CAPEX: $39 Million 60% Institutional Ownership:
(1)
$9 Million 2004 CAPEX: 22% Management Ownership:
(4)
93% Natural Gas Reserves: 542,745 30 Day Average Daily Volume
(1)
Proved Undeveloped: 115.9 BCFE 11,193,217 Shares Outstanding:
Proved Developed Non-Producing: 18.7 BCFE $381,000,000 Market Value:
(1)
Proved Developed Producing: 27.4 BCFE $28.65 - $50.50 YTD Price Range:
Proved Reserves 12/31/05:
(2)
162 BCFE
$34.05
Recent Price:
GMX Mar. 2003, 27 yrs drilling, completion & production
options 49 Richard Hart, Jr.
Operations Mgr. P.E
Consulting Reservoir Engineer.   31 years options 49 Timothy Benton
Reservoir P.E.
32 years Gas Marketing
options 56 Keith Leffel
VP Endeavor Pipeline
options
8.7%
8.8%
‘GMXR’
Land Management.  E & P 26 years
55 Gary Jackson
VP Land
CFO, EVP, Director, Co-Founder, NYSE.
25 years E & P 70 Ken Kenworthy, Sr.
CFO, EVP, Dir.
President, CEO, Chairman, Co-Founder, Geoscientist. 31 years E & P 49 Ken Kenworthy, Jr.
Pres., CEO, Chair
Background Age Name / Position
(1)
Nasdaq as of March 15, 2006. Average Daily Volume is Last 30 Trading Days.
(2)
Proved Reserves Sproule & Assoc.
(3)
1YE05.
(4)
Ken Kenworthy, Jr. and wife
own 16.2% of common stock when combined.
(5)
Estimated 2/28/06, using credit facility.
GMX RESOURCES INC.  ‘GMXR’

GMXR

Glossary of Terms
Travis Peak/Pettit TP/P
To begin drilling operations on a well.
Spud
Penn Virginia Oil and Gas PVOG
Penn Virginia Corporation PVA
Proved Undeveloped Wells PUD
Probable Undeveloped Wells Prob
When used with respect to oil and gas reserves,
present value means the Estimated Future Net
Revenues discounted using an annual discount rate
of 10%.
Present Value
Possible Undeveloped Wells Poss
Private Investment Public Equity PIPE
Petroleum Engineer PE
Million cubic feet gas per day mmcfgpd
Million cubic feet gas mmcfg
One million cubic feet of gas equivalent MMCFe
One million cubic feet of gas MMCF
One thousand cubic feet of gas equivalent per day mcfepd
One thousand cubic feet of gas equivalent MCFe
One thousand cubic feet of gas MCF
One thousand barrels of oil MBbls
Lower Morrow Sand LMS
Joint Venture JV
Finding and Development Costs.  Total acreage and completed
well costs are divided by estimated EUR per well. Our measure of F & D costs may not be comparable to other companies.  At this time, internal estimates were also used for rate using
Company owned rig.
F & D
Estimated Ultimate Recovery.  EUR
Estimated future gross revenue to be generated from the production of proved reserves, net of estimated production, future development costs, and future abandonment costs, using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related expenses such as general and administrative expenses, debt service and future income tax expense or to deprecation, depletion and amortization.
Estimated Future
Net Revenues
Exploration and Production E & P
Carried Working Interest CWI
Completed Well Cost CWC
Cotton Valley Sand Well CVS
Carthage Joint Venture CJV
Completed Cotton Valley CCV
Capital Expenditures CAPEX
Billion Cubic Feet Gas Equivalent  (oil & gas combined 6:1
basis to gas equivalent)
BCFE
barrel of oil bbl
Possible Reserves 3P
Probable Reserves 2P
Proved Reserves 1P